UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on June 15, 2023, Coherus BioSciences, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Crimson Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Crimson Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), and Surface Oncology, Inc., a Delaware corporation (“Surface”).

On September 8, 2023, the Company completed the previously announced acquisition of Surface pursuant to the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub I merged with and into Surface (the “First Merger”), with Surface surviving such First Merger as a wholly owned subsidiary of the Company, and, as part of the same overall transaction, promptly after the First Merger, the surviving entity of the First Merger merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger (the “Surviving Entity”). The Mergers became effective on September 8, 2023 upon the filing of the Certificate of Merger for the First Merger with the Secretary of the State of Delaware (the time of the filing of the Certificate of Merger for the First Merger, the “Effective Time”). Additionally, on September 8, 2023, in connection with the Merger Agreement, the Company and Computershare Trust Company, N.A., as rights agent, entered into a contingent value right (“CVR”) agreement, pursuant to which each share of common stock, $0.0001 par value per share, of Surface (the “Surface Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares, any shares of Surface Common Stock held directly by the Company or Merger Subs immediately prior to the Effective Time and shares of Surface Common Stock issued and outstanding immediately prior to the Effective Time and held by any holder who properly demands appraisal for such shares in accordance with Section 262 of the Delaware General Corporation Law) were entitled to one CVR. Each CVR entitles the holder thereof to receive contingent payments of cash and/or common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) upon the achievement of certain sales milestones related to Surface’s product candidates.

The following events took place in connection with the completion of the Mergers.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

Merger Consideration

Under the Merger Agreement, at the Effective Time of the First Merger, each share of Surface Common Stock issued and outstanding immediately prior to the Effective Time (other than treasury shares, any shares of Surface Common Stock held directly by the Company or Merger Subs immediately prior to the Effective Time and shares of Surface Common Stock issued and outstanding immediately prior to the Effective Time and held by any holder who properly demands appraisal for such shares in accordance with Section 262 of the Delaware General Corporation Law) was converted automatically into the right to receive consideration per share consisting of:

●	0.1960 (the “Exchange Ratio”) shares of Company Common Stock, plus any cash payable in lieu of a fractional share of Company Common Stock (the “Upfront Consideration”); and

●	one CVR representing a contractual right to receive future conditional payments, settleable in cash, additional shares of Company Common Stock or a combination of cash and additional shares of Company Common Stock, at the Company’s sole discretion (and subject, in each case, to deduction for any required withholding taxes), upon the achievement of certain sales milestones related to Surface’s product candidates.

At the Effective Time, each option (a “Surface Stock Option”) to purchase Surface Common Stock granted under Surface’s equity incentive plans that is outstanding immediately prior to the Effective Time was converted, assumed or cancelled as follows:

●	each Surface Stock Option with an exercise price per share that was less than the value of the Upfront Consideration (an “In-the-Money Option”) was cancelled and converted into the right to receive:

o	a number of shares of Company Common Stock, subject to certain exceptions for fractional shares and applicable withholdings, equal to the quotient of (x) the product of (1) the total number of shares of vested and unvested Surface Common Stock underlying the In-the-Money Option multiplied by (2) the excess of the value of the Upfront Consideration over the exercise price of such In-the-Money Option, divided by (y) $5.2831; and

o	a number of CVRs equal to the vested and unvested shares of Surface Common Stock underlying the In-the-Money Option;

●	each Surface Stock Option held by a Surface employee who continued employment with the Company and its affiliates after the Effective Time (a “Covered Employee”) and with an exercise price that is equal to or greater than the value of the Upfront Consideration (each, an “Underwater Option”) was assumed by the Company and converted into an option to acquire shares of Company Common Stock (an “Assumed Option”), and with the same vesting schedule and other terms and conditions applicable to such Assumed Option immediately prior to the Effective Time, except that (i) each Assumed Option became exercisable for a number of shares of Company Common Stock equal to the product (rounded down to the next whole number of shares) of (x) the number of shares of Surface Common Stock that would have been issuable upon full exercise of such Assumed Option immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, and (ii) the per share exercise price for such Assumed Option equals the quotient (rounded up to the next whole cent) obtained by dividing the exercise price per share of the Surface Common Stock as of immediately prior to the Effective Time by the Exchange Ratio; and

●	each Underwater Option held by a Surface employee who is not a Covered Employee was cancelled, and the holder of such Underwater Option received no Merger Consideration with respect to such Underwater Option.

At the Effective Time, each Surface restricted stock unit award (a “Surface RSU Award”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration in respect of each share of Surface Common Stock subject to such Surface RSU Award, subject to certain exceptions for fractional shares and applicable withholdings.

The issuance of Company Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-4, as amended (Registration No. 333-273179), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 26, 2023.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 16, 2023, the terms of which are incorporated herein by reference.

Item 8.01 Other Events.

On September 8, 2023, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

As permitted by Item 9.01(a)(3) of Form 8-K, the financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

 (b) Pro Forma Financial Information

As permitted by Item 9.01(a)(3) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, by and among Coherus BioSciences, Inc., Crimson Merger Sub I, Inc., Crimson Merger Sub II, LLC and Surface Oncology, Inc., dated June 15, 2023 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on June 16, 2023)

99.1	Press Release of Coherus BioSciences, Inc., dated September 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2023	COHERUS BIOSCIENCES, INC.

	By:	/s/ McDavid Stilwell
	Name:	McDavid Stilwell
	Title:	Chief Financial Officer